SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 7, 2005

FIRST CITIZENS BANCORPORATION, INC.

(Exact name of registrant as specified in its charter)

SOUTH CAROLINA	0-11172	57-0738665
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1225 Lady Street Columbia, South Carolina	29201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (803) 733-3456

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Registrant announced on March 7, 2005 that its wholly-owned subsidiary, First Citizens Bank and Trust Company, Inc. (“FCB”), has signed a definitive agreement to merge with Summit Financial Corporation (“SFC”), parent company of Summit National Bank. The transaction is expected to be completed during the second or third quarter of 2005. A copy of the joint press release announcing the proposed transaction is being furnished as an exhibit to this Report.

Exhibit No.	Exhibit Description
99.1	Copy of press release dated March 7, 2005

Disclosures About Forward Looking Statements

This joint press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the proposed merger. Those statements include, but are not limited to: (1) statements about the benefits of the proposed merger (including future financial and operating results, cost savings, and enhanced revenues), (2) statements regarding FCB’s and SFC’s plans, objectives, expectations and intentions (including expectations as to when the merger will be completed) and other statements that are not historical facts; and (3) other statements identified by words such as “believes,” “expects,” “anticipates,” “looks forward,” “estimates,” “intends,” “plans,” “targets,” “projects,” “would be,” and similar expressions. These statements are based upon the current beliefs and expectations of FCB’s and SFC’s management and they are subject to significant risks and uncertainties. Actual or future results or events may differ from those set forth in the forward-looking statements.

The following risks and other factors, among others, could cause actual results or events to differ materially from the anticipated results, events or other expectations expressed in the forward-looking statements: (1) that the businesses of FCB and SFC will not be integrated successfully or that the process of integrating their businesses may be more difficult, time-consuming or costly than expected; (2) that expected revenue synergies and cost savings from the merger may not be fully realized or may not be realized within expected time frames; (3) that deposit attrition, operating costs, customer loss and business disruption following the merger, including without limitation difficulties in maintaining relationships with employees, may be greater than expected; (4) that required governmental approvals of the merger will not be obtained on its proposed terms and schedule; (5) that SFC’s stockholders will not approve the merger; (6) that competitive pressures among depository and other financial institutions may increase significantly and have an effect on revenues; (7) that the strength of the United States economy in general, and of the local economies in which the combined company will operate, may be different than expected, which could result in, among other things, a deterioration in credit quality or a reduced demand for credit and have a negative effect on the combined company’s loan portfolio and allowance for loan losses; (8) that there will be changes in the U.S. legal and regulatory framework; and (9) that there will be adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) which would negatively affect the combined company’s business and operating results.

Additional factors that could cause FCB’s and SFC’s results to differ materially from those described in the forward-looking statements can be found in reports (such as Annual Reports on Forms 10-K, Quarterly Reports on Forms 10-Q, or Current Reports on Forms 8-K) filed by First Citizens Bancorporation, Inc. and SFC with the Securities and Exchange Commission and which are available, without charge, at the SEC’s Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed merger or other matters attributable to FCB and SFC or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. FCB and SFC do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST CITIZENS BANCORPORATION, INC.
(Registrant)

Date: March 11, 2005	By:	/s/ Craig L. Nix
Craig L. Nix
Chief Financial Officer

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EXHIBIT INDEX

99.1	Copy of press release dated March 7, 2005